FOUNDER AND  ADMINISTRATOR
AQUILA  MANAGEMENT  CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT ADVISER
PACIFIC CENTURY TRUST
a division of
BANK OF HAWAII
Financial Plaza of the Pacific
P.O. Box 3170
Honolulu, Hawaii 96802

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Arthur K. Carlson
William M. Cole
Thomas W. Courtney
Richard W. Gushman, II
Stanley W. Hong
Theodore T. Mason
Russell K. Okata
Douglas Philpotts
Oswald K. Stender

OFFICERS
Diana P. Herrmann, President
Sherri Foster, Senior Vice President
Stephen J. Caridi, Vice President
Rose F. Marotta, Chief Financial Officer
Joseph P. DiMaggio, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

MARCH 31, 2001

                                    HAWAIIAN
                                    TAX-FREE
                                     TRUST

                          A TAX-FREE INCOME INVESTMENT

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Hawaiian Tax-Free Trust: a palm tree in front of a circle which has an island and water within it]


                SERVING HAWAII INVESTORS FOR MORE THAN 15 YEARS

                            HAWAIIAN TAX-FREE TRUST

                                 ANNUAL REPORT

              "A GREAT HAVEN FROM THE VOLATILE SECURITIES MARKET"


                                                                    May 18, 2001

Dear Fellow Shareholders:

     It is always nice to have an Annual Report in which you can brag about the POSITIVE RETURNS produced by the Trust. For Hawaiian Tax-Free Trust, this past fiscal year was just such a period.

     Unless one was very lucky, one ended up in the year 2000 and the first part of this year, having lost money in stocks rather than ending up on the plus side. Indeed, over the 12-month period ended March 31, 2001, it proved to many people that no longer can one expect returns on investments to average 20% a year - such as had previously been the case for several years with investments in the stock market. In fact, the 12-month period of April, 2000 through March, 2001 coincided with one of the most severe stock market declines of recent history.

     Hawaiian Tax-Free Trust, on the other hand, did produce a POSITIVE RETURN for those who were shareholders in the Trust during the past fiscal year - from April 1, 2000 to March 31, 2001.

     Indeed, not only did investors in the Trust receive monthly dividends of double tax-free income from the Trust, but they also benefited from a rise in the share value from $10.94 on April 1, 2000 to $11.37 on March 31, 2001. FOR ALL SHAREHOLDERS IN HAWAIIAN TAX-FREE TRUST, THE PERFORMANCE OF THE TRUST WAS A GREAT HAVEN FROM THE VOLATILE SECURITIES MARKETS.

     As we have explained to you in the past, interest rate changes by the Federal Reserve Board (the "Fed") affect the Trust's share price and ultimate total return. There have been some years in which interest rate changes by the Fed affected the share value of the Trust so that it produced a positive total return. Then, there have been times when the interest rate changes by the Fed produced a total return that was more on the negative side.

     As we are sure you are aware, during most of the year 2000, the upward bias of interest rates produced by actions of the Fed slowed the economic progress of our country from its previous sizzling rate. Near the end of the year, however, the securities markets foresaw the potential for a downward movement in rates. The Fed recognized signs of the U.S. economy coming to a screeching halt as compared with the earlier dynamic growth prospects. Therefore, the Fed decreased rates twice in January by 0.5 of 1% for a total of decline of 1%, and then recently by another 0.5 of 1% on March 20th and April 18th and again by 0.5 of 1% on May 15th. This anticipated downward trend pushed the share value of Hawaiian Tax-Free Trust up.

     In essence, the behavior of Hawaiian Tax-Free Trust proved the merit of asset allocation during this volatile securities market. Not only did Hawaiian Tax-Free Trust prove to be a HIGHLY STABLE investment, but also served as a liquid investment source.

YOUR TRUST'S COMPOSITION

     As you can appreciate, it is impossible to second-guess exactly what interest rates will do. More specifically, it is impossible to guess just what the Fed will do to help speed up or slow down the economic activity of our country.

     Consequently, we have always taken the approach of having a variety of bonds with differing rates and maturities within the Trust's overall portfolio composition. This tends to produce a competitive blend of returns that we can pass on to our shareholders in the form of monthly double tax-free dividends.

     Also, we consistently ensure that the Trust is comprised of high-quality securities. There are nine separate credit ratings for municipal bonds. However, in accordance with the prospectus of the Trust, we specifically limit the Trust's holdings to ONLY THE TOP FOUR CREDIT RATINGS - AAA, AA, A AND BAA. The average of the credit ratings for the municipal bonds in the Trust is in actuality AA. Indeed, we strive to never have a situation in which any municipal bonds in the Trust's portfolio would cause us problems. Having a high quality orientation for the Trust avoids problems. What we want to ensure, to the best of our ability, is that you can always "SLEEP WELL AT NIGHT" through your ownership of Hawaiian Tax-Free Trust.

     Furthermore, we have adopted the additional safety measure of having the Trust's portfolio well diversified in terms of both the kinds of projects in which we invest as well as the geographic distribution of these projects throughout the various islands.

     All these are just another way that we have taken to manage the stability of the Trust's portfolio and its share value while producing the kind of double tax-free income return that we want to see for our shareholders.

THE MERITS OF ASSET ALLOCATION

     We strongly believe in the desirability of separating one's assets into "serious" assets and "discretionary" assets. "Discretionary" assets would primarily be investments in the stock market, while "serious" assets would be of the relative nature of Hawaiian Tax-Free Trust.

     The securities markets conditions that were experienced in the past fiscal year vividly illustrate the volatility that can occur with "discretionary" investments such as those in the equity markets. They also illustrate the merits of asset allocation into "serious" assets. Management of the Trust cannot determine what would be the right kind of asset allocation that any specific individual investor in the Trust should have. That is really a very personal decision, based upon many factors, such as income, age, time horizon, and risk tolerance.

     What we can say to you, however, is that having a portion of one's assets invested in such "serious" assets as fixed income securities can tend to be a major factor of comfort for any investor. This is particularly the case when the stock markets experience high volatility and significant declines - such as has been the case over the last year or so.

HAPPINESS IS...

     ...having a POSITIVE RETURN for shareholders in Hawaiian Tax-Free Trust compared to investors who are crying about their dismal results in the stock market.

APPRECIATION

     Your continued support of the Trust through your investment is greatly appreciated. We will constantly do what is necessary to merit the confidence you have placed in us.

Sincerely,

/s/  Diana P. Herrmann                  /s/  Lacy B. Herrmann
-----------------------                 ----------------------
Diana P. Herrmann                       Lacy B. Herrmann
President                               Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Hawaiian Tax-Free Trust for the 10-year period ended March 31, 2001 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following data:]

                                                            Trust's Class A Shares
          Lehman Brothers Quality                 With Sales Charge       Without Sales Charge    Cost of Living Index
      Intermediate Municipal Bond Index
3/91            $10,000                                 $9,600                  $10,000                 $10,000
3/92            $10,869                                $10,458                  $10,892                 $10,319
3/93            $12,001                                $11,601                  $12,082                 $10,637
3/94            $12,323                                $12,037                  $12,537                 $10,904
3/95            $13,119                                $12,555                  $13,076                 $11,215
3/96            $14,149                                $13,442                  $14,000                 $11,533
3/97            $14,790                                $14,053                  $14,636                 $11,852
3/98            $16,196                                $15,384                  $16,022                 $12,015
3/99            $17,137                                $16,171                  $16,842                 $12,222
3/00            $17,308                                $16,017                  $16,681                 $12,681
3/01            $18,979                                $17,532                  $18,259                 $13,052


                                        AVERAGE ANNUAL TOTAL RETURN
                                      FOR PERIODS ENDED MARCH 31, 2001

                                                                         SINCE
                                1 YEAR      5 YEARS     10 YEARS       INCEPTION
Class A (2/20/85)
        With Sales Charge        4.74%       4.61%        5.78%          7.18%
        Without Sales Charge     9.14%       5.46%        6.21%          7.45%

Class C (4/1/96)
        With CDSC                7.24%       4.54%         n/a           4.54%
        Without CDSC             8.28%       4.54%         n/a           4.54%

Class Y (4/1/96)
        No Sales Charge          9.44%       6.15%         n/a           6.15%

Lehman Index                     9.65%       6.05%         6.62%         6.69%*
                                                                         6.05%**

 * From commencement of the index on 1/1/87.
** From commencement of Class C and Class Y operations on 4/1/96.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to Federal and state income taxes and/or the Federal alternative minimum tax. Past performance is not predictive of future investment results.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the AquilaSM Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose the information about you, as described above, to companies that perform marketing services for your fund or to other financial institutions with which we have joint marketing agreements.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

MANAGEMENT DISCUSSION

     ECONOMY AND FINANCIAL MARKETS

     Fiscal year end March 31, 2001 was remarkably different from the same period in 2000 from both economic and financial market perspectives. Last year the Fed was concerned over unsustainable economic growth which could lead to inflation while this year the concern is over weakness which could stall the economy to the point of recession. Domestic economic weakness compounded by global economic weakness, and a substantially weaker stock market served as impetus for the Fed to aggressively cut the Fed Funds rate a total of 200 basis points (2.0%) at four different times since January, 2001 - from 6.5% to 4.5% in April, 2001. Then the Fed made a further rate cut on May 15th of 0.5 of 1%.

     A retrospective overview of the financial markets for the past two years shows a reverse image, with the strong performance of the stock market in the Trust's fiscal year ended March 31, 2000, replaced by the strong performance of the bond markets in the fiscal year ended March 31, 2001. After suffering losses the prior year, high-grade corporate bonds, Treasuries and Agencies turned in double-digit returns for the fiscal year ending March 31, 2001. Municipal bonds also turned in a very good year with performance trailing slightly behind taxable bonds.

     In contrast, the Dow Jones Industrial Average which had a return of +13.9% in the Trust's fiscal year ending March 31, 2000, turned significantly weaker with a return of -8.1 for the fiscal year ending March 31, 2001. The Nasdaq was by far the most dramatic contrast, posting returns of +81.6% for the 2000 fiscal year and -59.7% for the 2001 fiscal year. For the same periods, Hawaiian Tax-Free Trust posted returns of -0.64% and +9.14% respectively, underscoring the necessity and benefits of a well diversified balanced portfolio.

     MUNICIPAL MARKET AND TRUST'S PERFORMANCE

     For the 12 months ended March 31, 2001, the municipal market enjoyed strong returns fueled by anticipation of interest rate cuts from the Federal Reserve. This performance was further boosted by a 20% reduction in issuance of municipal bonds compared to the prior year. Additionally, a weaker and more volatile stock market also diverted some cash flow towards the municipal market.

     Hawaii's economic performance significantly improved during the year, resulting in an upgrade in the credit rating of the state's General Obligations bonds from A1 to Aa3 by Moody's. Although Standard & Poor's has not upgraded the credit rating for the state, it has changed the outlook to positive. The improved economic prospects of the state have led to improved performance for Hawaii municipal bonds. This economic improvement coupled with an environment leading to lower rates provided for the Trust's respectable total return of 9.14% for class A shares, and 9.44% for class Y shares.

     OUTLOOK AND STRATEGY

     For most of the past fiscal year, the Trust maintained a longer duration compared to its benchmark index. We have allowed the duration of the Trust to drift shorter since the beginning of the year as we believe that the collective Fed Reserve rate reductions and the tax relief package may serve to be overly stimulative as indicated by the steepening yield curve. As always, Hawaiian Tax-Free Trust will continue to focus on high quality bonds while maintaining a balance between generating high tax free income and preserving principal.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]


                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Hawaiian Tax-Free Trust:

     We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust, including the statement of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hawaiian Tax-Free Trust as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG LLP
-------------

New York, New York
April 30, 2001

                            HAWAIIAN TAX-FREE TRUST
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2001

                                                                                 RATING
    FACE                                                                        MOODY'S/
   AMOUNT       HAWAII (98.2%)                                                    S&P               VALUE
------------    --------------------------------------------------------------  --------        -------------
                Board of Regents, University of Hawaii University               Aaa/AAA
                        System Revenue Bonds, Series G, AMBAC Insured,
$  2,910,000                    5.650%, 10/01/12..............................                  $   3,016,070
   4,290,000                    5.700%, 10/01/17..............................                      4,404,414
                Board of Regents, University of Hawaii University               Aaa/AAA
                        System Revenue Bonds, Series I, FGIC Insured,
   1,110,000                    5.300%, 10/01/08..............................                      1,171,816
   2,825,000                    5.500%, 10/01/18..............................                      2,904,383
                Board of Water Supply City and County of Honolulu,              Aaa/AAA
                        Hawaii Water System Revenue Bonds, Series 1996,
                        MBIA Insured,
   1,090,000                    5.400%, 07/01/09..............................                      1,159,662
   1,750,000                    5.800%, 07/01/16..............................                      1,856,277
   1,500,000                    5.800%, 07/01/21..............................                      1,564,065
                City and County of Honolulu, Hawaii General                     Aaa/AAA
                        Obligation Bonds, Series A, FGIC/MBIA+ Insured,
   2,895,000                    7.350%, 07/01/05..............................                      3,296,305
   4,790,000                    7.350%, 07/01/06..............................                      5,566,172
   9,970,000                    7.350%, 07/01/07..............................                     11,761,709
   3,600,000                    7.350%, 07/01/08..............................                      4,306,428
     860,000                    6.000%, 11/01/09+.............................                        970,476
   1,355,000                    6.000%, 11/01/09+.............................                      1,538,453
   1,090,000                    6.000%, 11/01/10+.............................                      1,234,142
     410,000                    6.000%, 11/01/10+.............................                        468,023
   1,715,000                    6.000%, 01/01/11..............................                      1,933,268
   4,110,000                    6.000%, 01/01/11..............................                      4,668,015
       5,000                    5.750%, 04/01/11..............................                          5,549
   3,995,000                    5.750%, 04/01/11..............................                      4,468,367
     920,000                    6.000%, 01/01/12..............................                      1,044,853
   1,580,000                    6.000%, 01/01/12..............................                      1,784,310
   3,025,000                    5.750%, 04/01/13..............................                      3,345,831
     775,000                    5.750%, 04/01/13..............................                        862,497
     440,000                    5.625%, 09/01/14..............................                        487,001
   2,280,000                    5.000%, 11/01/15+.............................                      2,306,653
                City and County of Honolulu,  Hawaii General                    Aaa/AAA
                        Obligation Bonds, Series A,
                        FSA Insured,
   2,500,000                    5.000%, 09/01/09..............................                      2,640,350
   3,500,000                    5.375%, 09/01/18..............................                      3,602,480
   2,000,000                    5.125%, 09/01/20..............................                      1,998,680
                City and County of Honolulu, Hawaii General                     MIG1/A1+
                        Obligation Bonds, Series A, Variable Rate Bonds,
                        Letter of Credit:  Landesbank Hessen,
$  1,700,000                    3.400%, 01/01/05..............................                  $   1,700,000
     490,000                    3.400%, 01/01/16..............................                        490,000
     500,000                    3.400%, 01/01/18..............................                        500,000
     500,000                    3.400%, 01/01/19..............................                        500,000
                City and County of Honolulu, Hawaii General                     Aa3/AA-
                        Obligation Bonds, Series  B,
   2,595,000                    5.125%, 07/01/15..............................                      2,664,520
                City and County of Honolulu, Hawaii  General                    Aaa/AAA
                        Obligation Bonds, Series B, FGIC Insured,
   2,490,000                    5.500%, 10/01/11..............................                      2,744,602
   7,310,000                    5.500%, 10/01/11..............................                      7,992,754
     930,000                    5.000%, 11/01/13..............................                        955,417
   1,060,000                    5.000%, 11/01/14..............................                      1,081,444
     530,000                    5.000%, 11/01/16..............................                        534,765
   1,400,000                    5.000%, 11/01/17..............................                      1,406,734
   4,490,000                    5.000%, 07/01/19..............................                      4,447,255
   1,395,000                    5.000%, 07/01/20..............................                      1,372,875
                City and County of Honolulu, Hawaii General                     Aaa/AAA
                        Obligation  Bonds, Series C, FGIC Insured+,
   7,750,000                    5.125%, 07/01/14..............................                      8,008,385
   2,510,000                    5.000%, 07/01/18+.............................                      2,511,807
                City and County of Honolulu Hawaii General                      Aaa/AAA
                        Obligation  Bonds,  Water Utility Refunding and
                        Improvement,  Series  1993,  Fixed  Rate  Bonds,
                        FGIC  Insured,
   1,050,000                    6.000%, 12/01/15..............................                      1,192,159
                City and County of Honolulu, Hawaii General                     Aaa/AAA
                        Obligation Water Bonds,  Series 1992, MBIA Insured,
   1,125,000                    6.000%, 12/01/12..............................                      1,280,002
                City and County of Honolulu  Improvement  District              NR/NR*
                        No. 261 (Halawa Business Park), Improvement
                        District Bonds,
     365,000                    6.700%, 10/15/04..............................                        394,521
     355,000                    6.800%, 10/15/05..............................                        390,134
     290,000                    6.900%, 10/15/06..............................                        318,638
                City and County of Honolulu Mortgage Revenue                    Aaa/AAA
                        Refunding-FHA  District No. 221 Bonds,
                        MBIA/FHA Insured,
$  2,825,000                    7.800%, 07/01/24..............................                  $   2,893,987
                City and County  of  Honolulu  Wastewater  Systems              Aaa/AAA
                        Revenue Bonds Second Bond Resolution - Junior
                        Series FGIC Insured,
   1,395,000                    5.000%, 07/01/12..............................                      1,447,173
  12,555,000                    5.000%, 07/01/23..............................                     12,176,969
                County of Kauai, State of Hawaii General Obligation             A2/NR
                        Escrowed to Maturity Bonds,
     615,000                    9.000%, 08/01/04..............................                        716,463
     665,000                    9.000%, 08/01/05..............................                        801,658
                County  of Kauai, State of Hawaii General Obligation            Aaa/AAA
                        Bonds Series A, FGIC  Insured,
   1,000,000                    6.125%, 08/01/13..............................                      1,125,000
   1,010,000                    6.250%, 08/01/14..............................                      1,145,795
   1,000,000                    6.250%, 08/01/15..............................                      1,130,380
   1,000,000                    6.250%, 08/01/16..............................                      1,123,900
   1,275,000                    6.250%, 08/01/17..............................                      1,431,940
                County of Kauai, State of Hawaii General Obligation             Aaa/AAA
                        Refunding Bonds,  1992 Series A, B & C,
                        AMBAC Insured,
     930,000                    5.250%, 08/01/01..............................                        936,194
     330,000                    5.450%, 08/01/03..............................                        344,682
   1,030,000                    5.450%, 08/01/03..............................                      1,075,825
     435,000                    5.900%, 08/01/08..............................                        483,794
   1,355,000                    5.900%, 08/01/08..............................                      1,506,990
   1,300,000                    5.950%, 08/01/10..............................                      1,463,267
                County of Kauai,  State of Hawaii General Obligation            Aaa/AAA
                        Refunding Bonds,  Series 1994A & 1994B,
                        MBIA Insured,
     365,000                    5.200%, 02/01/02..............................                        370,822
     460,000                    5.300%, 02/01/03..............................                        474,987
     190,000                    5.300%, 02/01/03..............................                        196,190
     185,000                    5.400%, 02/01/04..............................                        193,808
     215,000                    5.500%, 02/01/05..............................                        228,438
     215,000                    5.600%, 02/01/06..............................                        228,829
   1,010,000                    5.700%, 02/01/07..............................                      1,073,711
                County of Maui, State of Hawaii General Obligation              Aaa/AAA
                        Refunding Bonds Series A, MBIA Insured,
$  1,075,000                    6.000%, 06/01/15..............................                  $   1,155,937
                County of Maui,  State of Hawaii General Obligation             Aaa/AAA
                        Refunding Bonds Series 1995, FGIC Insured,
     930,000                    5.050%, 06/01/08..............................                        963,778
     980,000                    5.050%, 06/01/09..............................                      1,012,938
   1,040,000                    5.150%, 06/01/10..............................                      1,074,882
   1,100,000                    5.200%, 06/01/11..............................                      1,135,211
   1,160,000                    5.200%, 06/01/12..............................                      1,193,663
   1,230,000                    5.200%, 06/01/13..............................                      1,261,673
   1,300,000                    5.250%, 06/01/14..............................                      1,331,512
   1,380,000                    5.250%, 06/01/15..............................                      1,408,621
                County of Maui, State of Hawaii General Obligation              Aaa/AAA
                        Refunding Bonds 1993 Series B, C, D & E,
                        FGIC Insured,
   1,815,000                    5.000%, 09/01/07..............................                      1,873,134
   2,125,000                    5.000%, 09/01/08..............................                      2,187,135
   1,000,000                    5.000%, 09/01/09..............................                      1,027,150
   1,000,000                    5.000%, 09/01/10..............................                      1,024,840
   3,000,000                    5.125%, 12/15/11..............................                      3,081,240
   1,045,000                    5.125%, 12/15/13..............................                      1,067,426
                County of Maui, State of Hawaii General Obligation              Aaa/AAA
                        1997 Series A, FGIC Insured,
   1,130,000                    5.250%, 09/01/13..............................                      1,178,127
   1,265,000                    5.250%, 09/01/15..............................                      1,304,835
   1,335,000                    5.250%, 09/01/16..............................                      1,369,603
                County of Maui, State of Hawaii General  Obligation             Aaa/AAA
                        1998  Series A, FGIC  Insured,
   1,200,000                    5.125%, 03/01/14..............................                      1,235,844
   1,050,000                    5.125%, 03/01/16..............................                      1,069,121
   2,590,000                    5.250%, 03/01/18..............................                      2,637,837
                County of Maui, State of Hawaii, Water System                   Aaa/AAA
                        Revenue Pre-Refunded Bonds, FGIC Insured,
   1,300,000                    6.300%, 12/01/04..............................                      1,340,014
   1,390,000                    6.400%, 12/01/05..............................                      1,433,674
   1,280,000                    6.500%, 12/01/06..............................                      1,321,050
   1,250,000                    6.600%, 12/01/07..............................                      1,290,888
   1,500,000                    6.650%, 12/01/08..............................                      1,549,560
                County of Maui, State  of Hawaii,   Water  System  Revenue
                        Pre-Refunded  Bonds,  FGIC  Insured (continued)
$  1,470,000                    6.650%, 12/01/09..............................                    $ 1,518,569
   1,860,000                    6.700%, 12/01/10..............................                      1,922,050
   1,560,000                    6.700%, 12/01/11..............................                      1,612,042
                Department of Budget and Finance of the State of                Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (Hawaiian
                        Electric Company,  Inc.) Series A, MBIA Insured,
   4,000,000                    4.950%, 04/01/12..............................                      4,151,200
   5,700,000                    5.650%, 10/01/27..............................                      5,880,576
                Department of Budget and Finance of the State of                Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (Hawaiian
                        Electric Company,  Inc.) Series A, AMBAC Insured,
   2,965,000                    5.500%, 12/01/14..............................                      3,154,374
                Department of Budget and Finance of the State of Aaa/AAA
                        Hawaii Special  Purpose Revenue Bonds (Hawaiian
                        Electric Company, Inc.) AMT-Series D, AMBAC Insured,
   2,500,000                    6.150%, 01/01/20..............................                      2,706,200
                Department of Budget and Finance of the State of                Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (Hawaiian
                        Electric Co., Inc., and Subsidiaries Projects),
                        AMT-Series 1995A,  MBIA Insured,
  13,000,000                    6.600%, 01/01/25..............................                     13,886,600
                Department of Budget and Finance of the State of                A3/A
                        Hawaii Special Purpose Revenue Bonds (Kaiser
                        Permanente), Series A,
   1,500,000                    6.250%, 03/01/21..............................                      1,515,435
                Department of Budget and Finance of the State of                Aaa/AAA
                        Hawaii Special Purpose Revenue  (Kapiolani  Health
                        Care System) Series 1993,  MBIA  Insured,
   1,000,000                    6.300%, 07/01/08..............................                      1,064,620
   6,000,000                    6.400%, 07/01/13..............................                      6,365,820
                Department of Budget and  Finance of the State of               Aaa/AAA
                        Hawaii Special Purpose Revenue (Kapiolani Health
                        Care System) Series 1996, MBIA Insured,
   1,000,000                    6.000%, 07/01/11..............................                      1,094,950
   1,000,000                    6.200%, 07/01/16..............................                      1,091,890
   1,000,000                    6.250%, 07/01/21..............................                      1,075,720
                Department of Budget and Finance  of the State of               Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (St.
                        Francis  Medical  Centers),  Refunding  Series 1992,
                        FSA Insured,
$ 20,000,000                    6.500%, 07/01/22..............................                  $  20,755,600
                Department of Budget and Finance of the State of                Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (The
                        Evangelical  Lutheran Good Samaritan  Society),
                        Refunding  Series 1993,  AMBAC  Insured,
     700,000                    4.400%, 11/01/01..............................                        704,851
     730,000                    4.500%, 11/01/02..............................                        742,979
   1,335,000                    4.700%, 11/01/06..............................                      1,384,622
                Department of Budget and Finance of the State of                A1/A+
                        Hawaii Special Purpose Revenue Bonds (The
                        Queen's Health System),  Series A,
   5,000,000                    6.050%, 07/01/16..............................                      5,164,950
   8,625,000                    6.000%, 07/01/20..............................                      8,837,520
   3,500,000                    5.750%, 07/01/26..............................                      3,495,030
                Department  of Budget  and  Finance of the State of Aaa/AAA
                        Hawaii Special Purpose Revenue Bonds (The
                        Queens Health System),  Series B, MBIA Insured,
   8,000,000                    5.250%, 07/01/23..............................                      7,988,880
                Department of Hawaiian Home Lands (State of AAA/NR
                        Hawaii) Revenue Bonds,  Series 1991,
     800,000                    7.100%, 07/01/01..............................                        806,664
     855,000                    7.200%, 07/01/02..............................                        880,154
     915,000                    7.300%, 07/01/03..............................                        942,139
     985,000                    7.400%, 07/01/04..............................                      1,014,451
   1,055,000                    7.500%, 07/01/05..............................                      1,086,798
   1,135,000                    7.550%, 07/01/06..............................                      1,169,334
   1,225,000                    7.600%, 07/01/07..............................                      1,262,203
   1,415,000                    7.650%, 07/01/09..............................                      1,458,143
   1,520,000                    7.650%, 07/01/10..............................                      1,566,345
   1,640,000                    7.650%, 07/01/11..............................                      1,690,003
                Department of Hawaiian Home Lands (State of                     A3/NR
                        Hawaii) Revenue Bonds, Series 1999,
   1,310,000                    4.150%, 07/01/08..............................                      1,287,416
   1,525,000                    4.350%, 07/01/10..............................                      1,490,855
   1,245,000                    4.450%, 07/01/11..............................                      1,214,908
                Department  of  Transportation  of the State of Hawaii          NR/A-
                        Special Facility Revenue  Bonds (Matson  Terminals,
                        Inc.),  Refunding  Series 1993,
$ 11,875,000                    5.750%, 03/01/13..............................                  $  12,010,731
                Housing Finance and Development Corporation (State              Aaa/AAA
                        of Hawaii) University of Hawaii Faculty
                        Housing Project,  AMBAC Insured,
   2,125,000                    5.650%, 10/01/16..............................                      2,218,734
   4,000,000                    5.700%, 10/01/25..............................                      4,130,400
                Housing  Finance and  Development  Corporation  (State          A1/NR
                        of Hawaii) Rental Housing  System  Revenue
                        Bonds of 1993  Series A,
   2,000,000                    5.600%, 07/01/12..............................                      2,046,720
   3,000,000                    5.700%, 07/01/18..............................                      3,035,700
                Housing Finance and Development Corporation  (State             Aaa/AAA
                        of Hawaii) Single Family Mortgage  Purchase
                        Revenue Bonds,  Series B,
   4,400,000                    7.000%, 07/01/31..............................                      4,502,960
                Housing  Finance and Development Corporation (State             Aaa/AA
                        of Hawaii) Single Family Mortgage Purchase
                        Revenue  Bonds,  AMT-Series A,
   8,220,000                    6.000%, 07/01/26..............................                      8,400,429
                Housing Finance and  Development  Corporation  (State           Aaa/AAA
                        of Hawaii)  Single Family Mortgage Purchase
                        Revenue Bonds of 1994,  Series A & B,
                        FNMA Insured,
   2,500,000                    5.700%, 07/01/13..............................                      2,599,450
  16,750,000                    5.850%, 07/01/17..............................                     17,281,142
                Housing Finance and  Development  Corporation  (State           Aaa/AAA
                        of Hawaii) Single Family Mortgage Purchase
                        Revenue Bonds of 1997, AMT-Series A,
                        FNMA Insured,
  19,705,000                    5.750%, 07/01/30..............................                     20,025,994
                Housing Finance and Development  Corporation (State             Aaa/AAA
                        of Hawaii) Single Family Mortgage Purchase
                        Revenue Bonds of 1997, Series B, FNMA  Insured,
   9,350,000                    5.450%, 07/01/17..............................                      9,516,804
                Housing  Finance and Development  Corporation  (State           Aaa/AAA
                        of  Hawaii)  Single  Family  Mortgage Purchase
                        Revenue Bonds of 1998,  AMT-Series A,
                        FNMA Insured,
$  1,990,000                    5.400%, 07/01/30..............................                  $   1,991,254
                Housing Finance and Development Corporation (State              Aaa/AAA
                        of Hawaii) Single Family Mortgage Purchase
                        Revenue Bonds of 1998, Series B, FNMA Insured,
   6,800,000                    5.300%, 07/01/28..............................                      6,863,716
                County of Hawaii, Hawaii General Obligation Bonds               Aaa/AAA
                        Refunding and Improvement  Series 1993A,
                        FGIC Insured,
   1,700,000                    5.450%, 05/01/07..............................                      1,832,668
   3,170,000                    5.500%, 05/01/08..............................                      3,438,023
   2,500,000                    5.550%, 05/01/09..............................                      2,729,025
   4,905,000                    5.600%, 05/01/11..............................                      5,388,093
   1,000,000                    5.600%, 05/01/12..............................                      1,097,830
   1,000,000                    5.600%, 05/01/13..............................                      1,092,790
                County  of Hawaii,  Hawaii  Public  Improvement  Bonds          Aaa/AAA
                        of 1996  Series A, FGIC Insured,
   1,440,000                    4.500%, 02/01/05..............................                      1,479,125
   1,900,000                    5.000%, 02/01/11..............................                      1,972,067
   1,970,000                    5.100%, 02/01/12..............................                      2,044,466
   2,205,000                    5.200%, 02/01/14..............................                      2,274,876
   2,440,000                    5.200%, 02/01/16..............................                      2,491,704
                County  of  Hawaii,  General Obligation  Bonds - 1999,          Aaa/AAA
                        Series  A, FSA  Insured,
   1,000,000                    5.400%, 05/15/15..............................                      1,047,580
   1,470,000                    5.625%, 05/15/18..............................                      1,550,821
                Hawaii  Community Development  Authority  NR/NR*
                        Improvement  District  Refunding  Bonds (Kakaako
                        Community Development District Improvement
                        District 1),
     255,000                    5.000%, 07/01/01..............................                        255,727
     270,000                    5.100%, 07/01/02..............................                        273,775
     280,000                    5.200%, 07/01/03..............................                        286,152
     300,000                    5.300%, 07/01/04..............................                        308,691
     230,000                    5.400%, 07/01/05..............................                        237,772
                Hawaii Community  Development  Authority                        NR/NR*
                        Improvement  District  Refunding Bonds (Kakaako
                        Community  Development  District  Improvement
                        District  2),
$    345,000                    5.000%, 07/01/01..............................                  $     345,983
     355,000                    5.100%, 07/01/02..............................                        359,963
     375,000                    5.200%, 07/01/03..............................                        383,239
     395,000                    5.300%, 07/01/04..............................                        406,443
     420,000                    5.400%, 07/01/05..............................                        434,192
     435,000                    5.500%, 07/01/06..............................                        449,390
     465,000                    5.600%, 07/01/07..............................                        480,052
     380,000                    5.700%, 07/01/08..............................                        392,114
                Hawaii Community  Development Authority                         NR/NR*
                        Improvement  District  Refunding Bonds (Kakaako
                        Community  Development  District Improvement
                        District 3),
     825,000                    7.300%, 07/01/04..............................                        852,151
   1,450,000                    7.400%, 07/01/10..............................                      1,496,704
                State of Hawaii  Airport  System Revenue Bonds                  Aaa/AAA
                        AMT, MBIA/FGIC+  Insured,
   6,455,000                    6.900%, 07/01/12..............................                      7,765,107
   3,000,000                    7.000%, 07/01/18+.............................                      3,076,860
   4,025,000                    7.000%, 07/01/18..............................                      4,128,120
     185,000                    6.750%, 07/01/21..............................                        190,222
     815,000                    6.750%, 07/01/21..............................                        834,462
                State of Hawaii  General Obligation Bonds,  Series              Aaa/AAA
                        BZ, FGIC Insured,
   3,700,000                    6.000%, 10/01/11..............................                      4,199,870
   3,500,000                    6.000%, 10/01/12..............................                      3,977,155
                State of Hawaii General Obligation Bonds, Series                Aaa/AAA
                        CA, FGIC Insured,
   2,000,000                    5.750%, 01/01/11..............................                      2,215,240
                State of Hawaii General  Obligation  Bonds,  Series             Aaa/AAA
                        CU, MBIA Insured,
   3,000,000                    5.600%, 10/01/19..............................                      3,139,320
                State of Hawaii General Obligation Bonds of 1997,               Aaa/AAA
                        Series CP, FGIC Insured,
$  5,000,000                    5.000%, 10/01/13..............................                  $   5,135,750
   2,195,000                    5.000%, 10/01/14..............................                      2,239,119
   5,000,000                    5.000%, 10/01/15..............................                      5,072,550
   7,195,000                    5.000%, 10/01/17..............................                      7,229,536
                State  of  Hawaii  General Obligation  Bonds of 1998,           Aaa/AAA
                        Series CR, MBIA Insured,
   5,000,000                    5.000%, 04/01/16..............................                      5,046,850
                State of Hawaii General  Obligation  Bonds of 1998,             Aaa/AAA
                Series CS, MBIA Insured,
   5,000,000                    5.000%, 04/01/09..............................                      5,269,150
                State of Hawaii General  Obligation Bonds of 1998,              Aa3/A+
                        Series CK,
   2,000,000                    6.000%, 09/01/03..............................                      2,117,300
                State of Hawaii General  Obligation Bonds of 1996,              Aaa/AAA
                        Series CM, FGIC Insured,
   3,000,000                    6.500%, 12/01/15..............................                      3,563,670
                State of Hawaii  General Obligation  Bonds of 1997,             Aaa/AAA
                        Series CN, FGIC Insured,
   4,000,000                    5.250%, 03/01/10..............................                      4,252,320
   4,000,000                    5.250%, 03/01/13..............................                      4,167,880
   3,000,000                    5.500%, 03/01/14..............................                      3,162,930
   6,950,000                    5.250%, 03/01/15..............................                      7,158,083
   1,000,000                    5.250%, 03/01/17..............................                      1,020,700
                State of Hawaii General  Obligation  Bonds of 1998,             Aaa/AAA
                        Series CR, MBIA Insured,
  16,000,000                    5.000%, 04/01/17..............................                     16,080,480
                State of Hawaii General Obligation Bonds of 1998,               Aaa/AAA
                        Series CR,
   1,000,000                    5.250%, 04/01/13..............................                      1,045,150
                State of Hawaii General  Obligation  Refunding Bonds            Aaa/AAA
                        of 1993, Series CH, FGIC Insured,
   5,000,000                    6.000%, 11/01/07..............................                      5,576,000
   3,390,000                    6.000%, 11/01/08..............................                      3,803,309
                State of Hawaii General Obligation Refunding Bonds              Aaa/AAA
                        of 1993,  Series CL, FGIC Insured,
   2,305,000                    6.000%, 03/01/11..............................                      2,602,460
                State of Hawaii General Obligation Refunding Bonds              Aa3/A+
                        of 1993, Series CH,
$  1,000,000                    4.750%, 11/01/11..............................                  $   1,031,020
                State of Hawaii Harbor Capital Improvements                     Aaa/AAA
                        Revenue Bonds,  MBIA Insured,
   2,205,000                    6.200%, 07/01/08..............................                      2,304,732
                State of Hawaii Harbor Capital  Improvements                    Aaa/AAA
                        Revenue Bonds,  AMT, MBIA Insured,
   3,850,000                    5.750%, 07/01/17..............................                      4,066,716
                State of Hawaii Harbor  Revenue  Bonds, AMT-Series              Aaa/AAA
                        1992, FGIC Insured,
   3,850,000                    6.500%, 07/01/19..............................                      4,004,500
                State of Hawaii  Harbor  Revenue  Bonds,  Refunding             Aaa/AAA
                        Series 1993,  FGIC Insured,
   1,260,000                    6.050%, 07/01/04..............................                      1,348,805
   1,225,000                    6.150%, 07/01/05..............................                      1,313,408
                State of Hawaii Harbor  Revenue  Bonds,  AMT- Series            Aaa/AAA
                        of 1994, FGIC Insured,
   1,000,000                    6.250%, 07/01/09..............................                      1,074,180
   1,000,000                    6.250%, 07/01/10..............................                      1,071,040
   3,725,000                    6.250%, 07/01/15..............................                      3,963,959
  10,180,000                    6.375%, 07/01/24..............................                     10,729,007
                State of Hawaii Highway Revenue Bonds, FSA Insured,             Aaa/AAA
   2,720,000                    5.500%, 07/01/19..............................                      2,815,363
   1,110,000                    5.500%, 07/01/20..............................                      1,144,776
                State of Hawaii Highway  Revenue Bonds,                         Aaa/AAA
                        Series 1993,  FGIC Insured,
   3,900,000                    5.000%, 07/01/08..............................                      4,033,614
   2,255,000                    5.000%, 07/01/09..............................                      2,324,274
   4,575,000                    5.000%, 07/01/10..............................                      4,697,656
   2,220,000                    5.000%, 07/01/11..............................                      2,270,882
   3,850,000                    5.000%, 07/01/12..............................                      3,923,304
   2,750,000                    5.000%, 07/01/13..............................                      2,790,700
                State of Hawaii Highway Revenue Bonds,                          Aaa/AAA
                        Series 1996, FGIC Insured,
   3,705,000                    5.600%, 07/01/13..............................                      3,948,233
   2,000,000                    5.250%, 07/01/16..............................                      2,045,760
                State of Hawaii Highway Revenue
                        Bonds,                                                  Aaa/AAA
                        AMT-Series  A, FSA  Insured,
$  2,000,000                    5.750%, 07/01/17..............................                  $   2,133,780
   1,500,000                    5.900%, 07/01/21..............................                      1,597,140
                                                                                                -------------
                                Total Hawaii..................................                    604,664,539
                                                                                                -------------

                GUAM (0.3%)
                --------------------------------------------------------------
                Government of Guam Ltd. Water System Revenue                    Aaa/AAA
                        Bonds, FSA Insured,
   1,500,000                    7.000%, 07/01/09..............................                      1,527,855
                                                                                                -------------

                Total Investments (cost $577,030,356**).......................   98.5%            606,192,394
                Other assets less liablilities................................    1.5               9,498,368
                                                                                -------         -------------
                Net Assets....................................................  100.0%          $ 615,690,762
                                                                                =======         =============


                * Any security not rated has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
                ** Aggregate cost for Federal income tax purposes is substantially the same.
                + Indicates repayment of principal is insured by an insurance company or other guarantor.


                    PORTFOLIO ABBREVIATIONS:
        AMBAC   American Municipal Bond Assurance Corp.
        AMT     Alternative Minimum Paper
        FGIC    Financial Guaranty Insurance Co.
        FHA     Federal Housing Administration
        FNMA    Federal National Mortgage Association
        FSA     Financial Securities Assurance Co.
        MBIA    Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2001

ASSETS
      Investments at value (cost $577,030,356) ...........................................   $ 606,192,394
      Cash ...............................................................................         959,580
      Interest receivable ................................................................       9,523,341
      Receivable for Trust shares sold ...................................................         537,964
      Other assets .......................................................................           7,750
                                                                                             -------------
      Total assets .......................................................................     617,221,029
                                                                                             -------------

LIABILITIES
      Dividends payable ..................................................................         501,469
      Payable for Trust shares  redeemed .................................................         329,324
      Distribution  fees payable .........................................................         326,395
      Adviser and  Administrator fees payable ............................................         208,523
      Accrued  expenses ..................................................................         164,556
                                                                                             -------------
      Total liabilities ..................................................................       1,530,267
                                                                                             -------------

NET ASSETS ...............................................................................   $ 615,690,762
                                                                                             =============

      Net Assets consist of:
      Capital Stock - Authorized an unlimited number of shares, par value $.01 per share .   $     541,508
      Additional paid-in capital .........................................................     588,714,696
      Net unrealized appreciation on investments (note 4) ................................      29,162,038
      Accumulated net realized loss on investments .......................................      (4,811,556)
      Undistributed net investment income ................................................       2,084,076
                                                                                             -------------
                                                                                             $ 615,690,762
                                                                                             =============

CLASS A
      Net Assets .........................................................................   $ 592,798,020
                                                                                             =============
      Capital shares outstanding .........................................................      52,137,587
                                                                                             =============
      Net asset value and redemption price per share .....................................   $       11.37
                                                                                             =============
      Offering price per share (100/96 of $11.37 adjusted to nearest cent) ...............   $       11.84
                                                                                             =============

CLASS C
      Net Assets .........................................................................   $  15,024,043
                                                                                             =============
      Capital  shares  outstanding .......................................................       1,322,130
                                                                                             =============
      Net asset value and offering  price per share ......................................   $       11.36
                                                                                             =============
      Redemption  price per share (*a  charge of 1% is  imposed  on the redemption proceeds of the shares, or on the original price, whichever is lower,
        if redeemed during the first 12 months after purchase) ...........................   $       11.36*
                                                                                             =============

CLASS Y
      Net Assets .........................................................................   $   7,868,699
                                                                                             =============
      Capital shares outstanding .........................................................         691,099
                                                                                             =============
      Net asset value, offering and redemption price per share ...........................   $       11.39
                                                                                             =============

                See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
        Interest income .......................................                         $ 33,248,730

Expenses:
        Investment Adviser fees (note 3) ......................    $    828,167
        Administrator fees (note 3) ...........................       1,538,034
        Distribution and service fees (note 3) ................       1,279,858
        Transfer and shareholder servicing  agent  fees .......         287,866
        Trustees' fees and  expenses (note 9) .................         175,553
        Shareholders'  reports and proxy statements ...........         104,552
        Legal fees ............................................          90,357
        Custodian fees ........................................          46,824
        Audit and accounting fees .............................          25,750
        Insurance .............................................          24,487
        Registration fees and dues ............................          24,294
        Miscellaneous .........................................          49,551
                                                                   ------------
                                                                      4,475,293

        Expenses paid indirectly (note 7) .....................        (147,107)
                                                                   ------------
        Net expenses ..........................................                            4,328,186
                                                                                        ------------
        Net investment income .................................                           28,920,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss from securities transactions ........      (1,337,175)
        Change in unrealized appreciation on investments ......      24,530,273
                                                                   ------------

        Net realized and unrealized gain on investments .......                           23,193,098
                                                                                        ------------
        Net increase in net assets resulting from operations ..                         $ 52,113,642
                                                                                        ============

                See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED       YEAR ENDED
                                                                      MARCH 31, 2001   MARCH 31, 2000
                                                                      --------------   --------------
OPERATIONS:
        Net investment income .....................................   $  28,920,544    $  30,824,060
        Net realized loss from securities transactions ............      (1,337,175)      (3,474,381)
        Change in unrealized appreciation on investments ..........      24,530,273      (33,467,709)
                                                                      -------------    -------------
                Change in net assets resulting from operations ....      52,113,642       (6,118,030)
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
        Class A Shares:
        Net investment income .....................................     (28,152,749)     (30,170,057)
        Net realized gain on investments ..........................               -       (3,502,240)

        Class C Shares:
        Net investment income .....................................        (540,085)        (503,244)
        Net realized gain on investments ..........................               -          (70,285)

        Class Y Shares:
        Net investment income .....................................        (224,710)        (150,344)
        Net realized gain on investments ..........................               -          (21,816)
                                                                      -------------    -------------

                Change in net assets from distributions ...........     (28,917,544)     (34,417,986)
                                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS (note 8):
        Proceeds from shares sold .................................      43,838,082       45,576,123
        Reinvested dividends and distributions ....................      15,726,925       18,757,851
        Cost of shares redeemed ...................................     (56,296,937)     (88,026,123)
                                                                      -------------    -------------
        Change in net assets from capital share transactions ......       3,268,070      (23,692,149)
                                                                      -------------    -------------

                Change in net assets ..............................      26,464,168      (64,228,165)

NET ASSETS:
        Beginning of period .......................................     589,226,594      653,454,759
                                                                      -------------    -------------

        End of period .............................................   $ 615,690,762    $ 589,226,594
                                                                      =============    =============

                See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

     Hawaiian Tax-Free Trust (the "Trust"), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 21, 1998, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At March 31, 2001, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

     Management affairs of the Trust are conducted through two separate management arrangements.

     Pacific Century Trust (the "Adviser"), a division of Bank of Hawaii, serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust's investments and provides various services to the Trust, including maintenance of the Trust's accounting books and records, for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the net assets of the Trust.

     The Trust also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Trust's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Trust's investments. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the net assets of the Trust.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended March 31, 2001.

b)  DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.20% of the Trust's average net assets represented by Class A Shares. For the year ended March 31, 2001, service fees on Class A Shares amounted to $1,147,766, of which the Distributor received $62,442.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2001, amounted to $99,069. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended March 31, 2001, amounted to $33,023. The total of these payments made with respect to Class C Shares amounted to $132,092, of which the Distributor received $58,146.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Hawaii, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2001, total commissions on sales of Class A Shares amounted to $827,113, of which the Distributor received $98,011.

4.  PURCHASES AND SALES OF SECURITIES

     During the year ended March 31, 2001,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $73,034,488   and   $61,203,325,
respectively.

     At March 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $29,355,738 and gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $193,975 for a net unrealized appreciation of $29,161,763. The tax cost of the Trust's securities at March 31, 2001 equals $577,030,631.

5.  PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers' ability to meet their obligations.

6.  DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     At March 31, 2001, Hawaiian Tax-Free Trust had a capital loss carryover of approximately $111,238 which expires on March 31, 2008 and $4,700,043 of which expires March 31, 2009. This amount is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gain so offset will not be distributed.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7.  EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Trust were as follows:

                                              YEAR ENDED                                YEAR ENDED
                                            MARCH 31, 2001                            MARCH 31, 2000
                                      --------------------------                --------------------------
                                        SHARES         AMOUNT                     SHARES         AMOUNT
                                      ----------    ------------                ----------    ------------
CLASS A SHARES:
    Proceeds from shares sold ...      3,154,796    $ 34,939,692                 3,333,838    $ 37,252,026
    Reinvested distributions ....      1,387,344      15,340,613                 1,661,522      18,368,221
    Cost of shares redeemed .....     (4,946,546)    (54,521,312)               (7,378,408)    (81,647,430)
                                      ----------    ------------                ----------    ------------
        Net change ..............       (404,406)     (4,241,007)               (2,383,048)    (26,027,183)
                                      ----------    ------------                ----------    ------------

CLASS C SHARES:
    Proceeds from shares sold ...        373,746       4,112,800                   401,429       4,566,435
    Reinvested distributions ....         24,148         267,300                    23,149         255,368
    Cost of shares redeemed .....       (150,667)     (1,646,388)                 (271,263)     (3,027,928)
                                      ----------    ------------                ----------    ------------
        Net change ..............        247,227       2,733,712                   153,315       1,793,875
                                      ----------    ------------                ----------    ------------

CLASS Y SHARES:
    Proceeds from shares sold ...        426,097       4,785,590                   341,620       3,757,662
    Reinvested distributions ....         10,739         119,012                    12,082         134,262
    Cost of shares redeemed .....        (11,965)       (129,237)                 (309,216)     (3,350,765)
                                      ----------    ------------                ----------    ------------
        Net change ..............        424,871       4,775,365                    44,486         541,159
                                      ----------    ------------                ----------    ------------

Total transactions in Trust
    shares ......................        267,692    $  3,268,070                (2,185,247)   $(23,692,149)
                                      ==========    ============                ==========    ============

9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were 11 Trustees, one of which is affiliated with the Administrator and is not paid any trustee fees. Each Trustee was paid during the year fees at the annual rate of $12,400 for carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended March 31, 2001, such reimbursements averaged approximately $2,500 per Trustee.

                            HAWAIIAN TAX-FREE TRUST
                   NOTES TO FINANCIAL STATEMENTS (continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       CLASS A
                                                                                ---------------------------------------------------
                                                                                                YEAR ENDED MARCH 31,
                                                                                ---------------------------------------------------
                                                                                 2001       2000        1999       1998       1997
                                                                                ------     ------      ------     ------     ------
Net asset value, beginning of period .......................................    $10.94     $11.65      $11.67     $11.23     $11.31
                                                                                ------     ------      ------     ------     ------

Income (loss) from investment operations:
    Net investment income ..................................................     0.54       0.56        0.56       0.57       0.59
    Net gain (loss) on securities (both realized
        and unrealized) ....................................................     0.43      (0.65)       0.03       0.46      (0.08)
                                                                                ------     ------      ------     ------     ------

    Total from investment operations .......................................     0.97      (0.09)       0.59       1.03       0.51
                                                                                ------     ------      ------     ------     ------

Less distributions (note 6):
    Dividends from net investment income ...................................    (0.54)     (0.55)      (0.57)     (0.54)     (0.58)
    Distributions from capital gains .......................................      -        (0.07)      (0.04)     (0.05)     (0.01)
                                                                                ------     ------      ------     ------     ------
    Total distributions ....................................................    (0.54)     (0.62)      (0.61)     (0.59)     (0.59)
                                                                                ------     ------      ------     ------     ------

Net asset value, end of period .............................................    $11.37     $10.94      $11.65     $11.67     $11.23
                                                                                ======     ======      ======     ======     ======

Total return (not reflecting sales charge) .................................     9.14%     (0.64)%      5.17       9.37%      4.67%

Ratios/supplemental data
    Net assets, end of period (in millions) ................................     $593       $575        $640       $648       $641
    Ratio of expenses to average net assets ................................     0.74%      0.73%       0.74%      0.73%      0.75%
    Ratio of net investment income to average net assets ...................     4.88%      4.99%       4.76%      4.96%      5.11%
    Portfolio turnover rate ................................................      11%        4%          14%        9%         9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ................................     0.72%      0.71%       0.70%      0.72%      0.73%

                See accompanying notes to financial statements.

                            HAWAIIAN TAX-FREE TRUST
                   NOTES TO FINANCIAL STATEMENTS (continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS C
                                                    ---------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                                    ---------------------------------------------------
                                                     2001       2000        1999       1998       1997
                                                    ------     ------      ------     ------     ------
Net asset value, beginning of period .........      $10.93     $11.65      $11.66     $11.23     $11.31
                                                    ------     ------      ------     ------     ------

Income (loss) from investment operations:
    Net investment income ....................       0.45       0.47        0.46       0.48       0.46
    Net gain (loss) on securities
        (both realized and unrealized) .......       0.43      (0.66)       0.05       0.45      (0.08)
                                                    ------     ------      ------     ------     ------

    Total from investment operations .........       0.88      (0.19)       0.51       0.93       0.38
                                                    ------     ------      ------     ------     ------

Less distributions (note 6):
    Dividends from net investment income .....      (0.45)     (0.46)      (0.48)     (0.45)     (0.45)
    Distributions from capital gains .........        -        (0.07)      (0.04)     (0.05)     (0.01)
                                                    ------     ------      ------     ------     ------

    Total distributions ......................      (0.45)     (0.53)      (0.52)     (0.50)     (0.46)
                                                    ------     ------      ------     ------     ------

Net asset value, end of period ...............      $11.36     $10.93      $11.65     $11.66     $11.23
                                                    ======     ======      ======     ======     ======

Total return (not reflecting sales charge) ...       8.28%     (1.53)%      4.45%      8.40%      3.41%

Ratios/supplemental data
    Net assets, end of period (in millions) ..      $15.0      $11.7       $10.7       $7.2       $5.4
    Ratio of expenses to average net assets ..       1.54%      1.53%       1.53%      1.52%      1.53%
    Ratio of net investment income to
        average net assets ...................       4.06%      4.18%       3.95%      4.11%      4.04%
    Portfolio turnover rate ..................        11%        4%          14%        9%          9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..       1.51%      1.51%       1.49%      1.51%      1.51%

                                                                          CLASS Y
                                                    ---------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                                    ---------------------------------------------------
                                                     2001       2000        1999       1998       1997
                                                    ------     ------      ------     ------     ------
Net asset value, beginning of period .........      $10.95     $11.67      $11.68     $11.24     $11.31
                                                    ------     ------      ------     ------     ------

Income (loss) from investment operations:
    Net investment income ....................       0.55       0.58        0.59       0.67       0.74
    Net gain (loss) on securities
        (both realized and unrealized) .......       0.45      (0.66)       0.03       0.45      (0.07)
                                                    ------     ------      ------     ------     ------

    Total from investment operations .........       1.00      (0.08)       0.62       1.12       0.67
                                                    ------     ------      ------     ------     ------

Less distributions (note 6):
    Dividends from net investment income .....      (0.56)     (0.57)      (0.59)     (0.63)     (0.73)
    Distributions from capital gains .........        -        (0.07)      (0.04)     (0.05)     (0.01)
                                                    ------     ------      ------     ------     ------

    Total distributions ......................      (0.56)     (0.64)      (0.63)     (0.68)     (0.74)
                                                    ------     ------      ------     ------     ------

Net asset value, end of period ...............      $11.39     $10.95      $11.67     $11.68     $11.24
                                                    ======     ======      ======     ======     ======

Total return (not reflecting sales charge) ...       9.44%     (0.56)%      5.45%     10.24%      6.14%

Ratios/supplemental data
    Net assets, end of period (in millions) ..       $7.9       $2.9        $2.6       $1.3      $.001
    Ratio of expenses to average net assets ..       0.54%      0.53%       0.54%      0.52%      0.55%
    Ratio of net investment income to
        average net assets ...................       5.00%      5.15%       4.96%      5.02%      4.90%
    Portfolio turnover rate ..................        11%         4%         14%        9%         9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..       0.51%      0.51%       0.49%      0.51%      0.53%

                See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended March 31, 2001, $28,985,122 of dividends paid by Hawaiian Tax-Free Trust, constituting 99.708% of total dividends paid during fiscal 2001, were exempt-interest dividends and the balance was ordinary dividend income.

     Prior to January 31, 2001, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2000 CALENDAR YEAR.